Notes Receivable	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
Note 4 - Notes Receivable

On July 27, 2012, the Company entered into an agreement with NFC Data Inc., (see Note 13) whereby it agreed to lend a principal sum of US $130,000 advanced to the borrower in aggregate, from time to time, at an interest rate of 4% per annum. At December 31, 2012, $110,000 was advanced to the borrower. The notes receivable was due and payable by March 31, 2013 but was payment was not received by that date and the loan is delinquent. Subsequent to the year end, the Company has funded further amounts, bringing the total advanced to $222,500 as at April 11, 2013.